SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20509

                              FORM 8-K

                           CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                             May 10, 2004
                             ------------
                           Date of Report
                 (Date of Earliest Event Reported)

                    OMNI MEDICAL HOLDINGS, INC.
                    ---------------------------
     (Exact Name of Registrant as Specified in its Charter)

    UTAH                       0-26177                   87-0425275
    ----                       -------                   ----------
 (State or other juris-   (Commission File No.)          (IRS Employer
diction of incorporation)                                  I.D. No.)


                     1107 Mt. Rushmore Road, Suite 2
                     Rapid City, South Dakota 57701
                     ------------------------------
                (Address of Principal Executive Offices)


                             (605) 718-0380
                             --------------
                      Registrant's Telephone Number

Item 4.  Changes in Registrant's Certifying Accountant.

     On November 10, 2003, the Board of Directors of Omni Medical Holdings, Inc. (the "Company") voted to retain Gelfand, Hochstadt Pangburn, P.C., as the Company's audit firm for its fiscal year ended March 31, 2004.

     On May 10, 2004, our Board of Directors resolved to dismiss Gelfand, Hochstadt Pangburn, P.C., as our principal independent accountant and to retain Mantyla McReynolds, Certified Public Accountants, of Salt Lake City, Utah, as our new principal independent accountant, and to audit our financial statements for the fiscal year ended March 31, 2004.

     During the fiscal year ended March 31, 2003, and through the date of this Current Report, there were no disagreements between us and Gelfand, Hochstadt Pangburn, P.C., whether resolved or not resolved, on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

     Gelfand, Hochstadt Pangburn, P.C. did not prepare any report that contained any adverse opinion or disclaimer of opinion or that was qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal year ended March 31, 2003, and through the date of this Current Report, Gelfand, Hochstadt Pangburn, P.C. has not advised us that any of the following exists or is applicable:

     (1) That the internal controls necessary for us to develop reliable financial statements do not exist, or that information has come to their attention that has led them to no longer be able to rely on our management's representations or that has made them unwilling to be associated with the financial statements prepared by management;

     (2) That our company needs to expand significantly the scope of our audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with our financial statements for the foregoing reasons or any other reason; or

     (3) That they have advised us that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

     During our most recent fiscal year, and through the date of this Current Report, we have not consulted Mantyla McReynolds regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements or any other financial presentation whatsoever.

     We have provided Gelfand, Hochstadt Pangburn, P.C. with a copy of the disclosure provided under this Item of this Current Report and have advised them to provide us with a letter addressed to the Securities and Exchange Commission as to whether they agree or disagree with the disclosures made herein. A copy of their response is attached hereto and incorporated herein by this reference. See Item 7 of this Current Report.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------

          (a)  Financial Statements of Businesses Acquired.

               None; not applicable.

          (b)  Pro Forma Financial Information.

               None; not applicable.

          (c) Exhibits.

Exhibit
Number                   Description
------                   -----------

  16                     Letter from Gelfand, Hochstadt Pangburn, P.C.

Incorporated by Reference.
--------------------------

     None; not applicable.

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 OMNI MEDICAL HOLDINGS, INC.


Date: May 7, 2004                 /s/ Arthur D. Lyons
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                                 Arthur D. Lyons, President